                                                     ADDITIONAL EXHIBIT 99(d) TO
                                                      ANNUAL REPORT ON FORM 10-K
                                                 OF GENERAL DYNAMICS CORPORATION
                                                             SEC FILE NO. 1-3671



                       SECURITIES AND EXCHANGE COMMISION
                             WASHINGTON, D.C. 20549


                                   FORM 11-K

                                 ANNUAL REPORT

                           PURSUANT TO SECTION 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                  FOR THE FISCAL YEAR ENDED DECEMBER 31, 1994




A. Full title of the Plan and the address of the Plan, if different from the issuer named below:

                          GENERAL DYNAMICS CORPORATION
                       SAVINGS AND STOCK INVESTMENT PLAN



B. Name of the issuer of the securities held pursuant to the Plan and the address of its principal executive office:

                          GENERAL DYNAMICS CORPORATION
                            3190 FAIRVIEW PARK DRIVE
                       FALLS CHURCH, VIRGINIA 22042-4523

                          GENERAL DYNAMICS CORPORATION

                   INDEX OF FINANCIAL STATEMENTS AND EXHIBITS


                                                                                        Pages of this
                                                                                          Form 11-K
                                                                                       ---------------

(a)   FINANCIAL STATEMENTS

      Statements of  Net Assets Available for Benefits,                                         8-9
      December 31, 1994 and 1993

      Statements of Changes in Net Assets Available for Benefits                               10-12
      - Fiscal Years Ended December 31, 1994, December 31, 1993
      and December 31, 1992

      Schedule I  -  Combined Statement of Investments                                         13-26
      of Master Trust Funds

      Notes to Financial Statements                                                            27-33

      Report of Independent Public Accountants                                                   34


(b)   SIGNATURE                                                                                   7


(c)   EXHIBITS

      Consent of Independent Public Accountants                                                   7


                                   SIGNATURE



        Pursuant to the requirements of the Securities Exchange Act of 1934, the Plan Administrator has caused this Annual Report to be signed by the undersigned thereunto duly authorized.



                           GENERAL DYNAMICS CORPORATION
                           As Plan Administrator of the General
                           Dynamics Corporation Savings and
                           Stock Investment Plan





                           by  /s/ E. A. Klobasa
                               --------------------
                               E. A. Klobasa
                               Secretary

June 27, 1995

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K, into General Dynamics Corporation's previously filed Registration Statement on Form S-8, File No. 2-23904.





                           by   /s/ Arthur Andersen LLP
                                -------------------------
                                ARTHUR ANDERSEN LLP


Washington, D.C.,
June 27, 1995

                          GENERAL DYNAMICS CORPORATION
                       SAVINGS AND STOCK INVESTMENT PLAN
                 STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS
                            AS OF DECEMBER 31, 1994

                                                                                FUNDS
                                                               ---------------------------------------------------
                                                                  COMPANY          GOVERNMENT         DIVERSIFIED
                                                   TOTAL           STOCK             BONDS             PORTFOLIO
                                              --------------   ------------       ------------        ------------
ASSETS:
     Investment in common stock of
          General Dynamics Corporation,
          at market value - 5,544,967 shares
          (Cost $131,482,483)-
             Participant-directed             $  122,900,407   $122,900,407       $     -            $     -
             Non-participant-directed            118,305,649    118,305,649             -                  -
     Investments in securities of
          unaffiliated issuers, at market
          value
            U.S. Government bonds
              (Cost $135,195,710)                132,638,709           -           132,638,709             -
            Other securities
              (Cost $315,394,237)                310,896,886           -                -              283,357,946
     Insurance company contracts, at
          contract value                       1,356,917,217           -                -                  -
     Loans receivable (payable)                   28,247,637         28,415             (5,553)             (9,091)
     Amounts receivable from (payable to)
          General Dynamics Corporation               294,110        260,570            (15,776)             (6,642)
                                              --------------   ------------       ------------        ------------
                Total Assets                  $2,070,200,615   $241,495,041       $132,617,380        $283,342,213
                                              ==============   ============       ============        ============

LIABILITIES:
     Fund transfers                           $        -       $    397,573       $  3,270,510        $  1,543,100
     Administrative fees payable                     338,476         22,813             24,281             153,646
     Loans payable (receivable)                        -             32,876            122,019             292,955
                                              --------------   ------------       ------------        ------------
                Total Liabilities                    338,476        453,262          3,416,810           1,989,701
                                              --------------   ------------       ------------        ------------
     Net Assets Available for Benefits        $2,069,862,139   $241,041,779       $129,200,570        $281,352,512
                                              ==============   ============       ============        ============



                                                                         FUNDS
                                                ---------------------------------------------------
                                                     FIXED               SPECIAL
                                                    INCOME             DISTRIBUTION        LOAN
                                                --------------         ------------     -----------
ASSETS:
     Investment in common stock of
          General Dynamics Corporation,
          at market value - 5,544,967 shares
          (Cost $131,482,483)-
             Participant-directed               $    -                 $    -           $      -
             Non-participant-directed                -                      -                  -
     Investments in securities of
          unaffiliated issuers, at market
          value
            U.S. Government bonds
              (Cost $135,195,710)                     -                     -                  -
            Other securities
              (Cost $315,394,237)                     -                 27,538,940             -
     Insurance company contracts, at
          contract value                         1,356,917,217              -                  -
     Loans receivable (payable)                         31,055              -            28,202,811
     Amounts receivable from (payable to)
          General Dynamics Corporation                  56,775                (817)            -
                                                --------------         -----------      -----------
                Total Assets                    $1,357,005,047         $27,538,123      $28,202,811
                                                ==============         ===========      ===========

LIABILITIES:
     Fund transfers                             $   (5,453,681)        $   242,498      $      -
     Administrative fees payable                       134,593               3,143             -
     Loans payable (receivable)                      1,016,708              39,142       (1,503,700)
                                                --------------         -----------      -----------
                Total Liabilities                   (4,302,380)            284,783       (1,503,700)
                                                --------------         -----------      -----------
     Net Assets Available for Benefits          $1,361,307,427         $27,253,340      $29,706,511
                                                ==============         ===========      ===========



The accompanying notes are an integral part of these financial statements.

                          GENERAL DYNAMICS CORPORATION
                       SAVINGS AND STOCK INVESTMENT PLAN
                 STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS
                            AS OF DECEMBER 31, 1993

                                                                                     FUNDS
                                                               ---------------------------------------------------
                                                                  COMPANY          GOVERNMENT         DIVERSIFIED
                                                   TOTAL           STOCK             BONDS             PORTFOLIO
                                              --------------   ------------       ------------        ------------
ASSETS:
     Investment in common stock of
          General Dynamics Corporation,
          at market value - 5,351,622 shares
          (Cost $113,300,179)-
             Participant-directed             $  132,336,643   $132,336,643       $       -           $       -
             Non-participant-directed            114,506,924    114,506,924               -                   -
     Investments in securities of
          unaffiliated issuers, at market
          value-
            U.S. Government bonds
              (Cost $173,797,308)                172,048,842          -            172,048,842                -
            Other securities
              (Cost $335,076,607)                370,517,163          -                   -            336,073,582
     Insurance company contracts, at
          contract value                       1,387,331,460          -                   -                   -
     Loans receivable                             39,831,476         62,565              6,444              54,354
     Amounts receivable from (payable to)
          General Dynamics Corporation               112,969        304,601              5,258             (39,908)
                                              --------------   ------------       ------------        ------------
                Total Assets                  $2,216,685,477   $247,210,733       $172,060,544        $336,088,028
                                              ==============   ============       ============        ============

LIABILITIES:
     Fund transfers                           $         -      $  1,554,007       $  4,925,397        $ (2,273,621)
     Administrative fees payable                     327,335         27,515             76,935              56,751
     Loans payable (receivable)                         -            91,417            254,657             464,935
                                              --------------   ------------       ------------        ------------
                Total Liabilities                    327,335      1,672,939          5,256,989          (1,751,935)
                                              --------------   ------------       ------------        ------------
     Net Assets Available for Benefits        $2,216,358,142   $245,537,794       $166,803,555        $337,839,963
                                              ==============   ============       ============        ============

                                                                         FUNDS
                                              -----------------------------------------------------
                                                     FIXED              SPECIAL
                                                    INCOME           DISTRIBUTION          LOAN
                                              ----------------      ---------------    ------------

ASSETS:
     Investment in common stock of
          General Dynamics Corporation,
          at market value - 5,351,622 shares
          (Cost $113,300,179)-
             Participant-directed             $         -           $       -         $      -
             Non-participant-directed                   -                   -                -
     Investments in securities of
          unaffiliated issuers, at market
          value-
            U.S. Government bonds
              (Cost $173,797,308)                       -                   -                -
            Other securities
              (Cost $335,076,607)                       -             34,443,581             -
     Insurance company contracts, at
          contract value                       1,387,331,460                -                -
     Loans receivable                                 40,981                -          39,667,132
     Amounts receivable from (payable to)
          General Dynamics Corporation              (140,556)            (16,426)            -
                                              --------------         -----------      -----------
                Total Assets                  $1,387,231,885         $34,427,155      $39,667,132
                                              ==============         ===========      ===========

LIABILITIES:
     Fund transfers                           $   (4,346,665)        $   140,882      $      -
     Administrative fees payable                     161,342               4,792             -
     Loans payable (receivable)                    1,386,523              78,268       (2,275,800)
                                              --------------         -----------      -----------
                Total Liabilities                 (2,798,800)            223,942       (2,275,800)
                                              --------------         -----------      -----------
     Net Assets Available for Benefits        $1,390,030,685         $34,203,213      $41,942,932
                                              ==============         ===========      ===========

The accompanying notes are an integral part of these financial statements.

                          GENERAL DYNAMICS CORPORATION
                       SAVINGS AND STOCK INVESTMENT PLAN
           STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS
                      FOR THE YEAR ENDED DECEMBER 31, 1994

                                                                                      FUNDS
                                                          --------------------------------------------------------------
                                                                   COMPANY STOCK
                                                          ---------------------------
                                                                              NON-
                                                           PARTICIPANT-   PARTICIPANT-     GOVERNMENT      DIVERSIFIED
                                             TOTAL          DIRECTED        DIRECTED          BONDS          PORTFOLIO
                                         -------------    ------------    -----------     ------------     ------------
INVESTMENT INCOME-
     Dividends                           $   13,805,559   $  4,579,368    $ 2,692,485     $       -        $  6,533,706
     Interest                               120,380,699         39,557         23,258        8,406,925          304,600
                                         --------------   ------------    -----------     ------------     ------------
                                            134,186,258      4,618,925      2,715,743        8,406,925        6,838,306

ADD (DEDUCT)-

NET REALIZED GAIN (LOSS) ON ASSETS SOLD
  OR DISTRIBUTED                             29,562,518      6,344,078      3,730,063       (8,081,614)      27,553,531

UNREALIZED (DEPRECIATION) OF ASSETS         (64,567,051)   (15,000,262)    (8,819,552)        (808,536)     (39,937,905)

ROLLOVER CONTRIBUTIONS                           52,245           -              -                -              13,453

DEPOSITS BY PARTICIPANTS                     31,855,271     16,824,997           -           1,247,427        3,573,442

CONTRIBUTIONS BY GENERAL DYNAMICS
     CORPORATION                             21,554,456         31,880     21,596,317           (1,448)         (27,159)

LOAN REPAYMENTS                               2,354,458      7,509,120           -           1,161,504        3,006,914

LOANS ISSUED                                      -           (221,112)          -            (859,798)      (2,368,095)

TRANSFER BETWEEN INVESTMENT FUNDS                 -         (2,104,645)          -         (13,257,170)      (2,643,565)

DISTRIBUTIONS TO WITHDRAWN PARTICIPANTS    (298,392,316)   (25,730,425)   (15,817,671)     (25,155,882)     (50,704,404)

PLAN EXPENSES                                (3,101,842)      (173,471)          -            (254,393)      (1,791,969)
                                         --------------   ------------    -----------     ------------     ------------
     Net increase (decrease)               (146,496,003)    (7,900,915)     3,404,900      (37,602,985)     (56,487,451)

NET ASSETS AVAILABLE FOR BENEFITS:
     BEGINNING OF YEAR                    2,216,358,142    152,338,375     93,199,419      166,803,555      337,839,963
                                         --------------   ------------    -----------     ------------     ------------
     END OF YEAR                         $2,069,862,139   $144,437,460    $96,604,319     $129,200,570     $281,352,512
                                         ==============   ============    ===========     ============     ============

                                                               FUNDS
                                         -------------------------------------------------
                                                               SPECIAL
                                          FIXED INCOME       DISTRIBUTION         LOAN
                                         --------------     -------------      -----------
INVESTMENT INCOME-
     Dividends                           $         -          $      -         $      -
     Interest                               110,369,770         1,236,589             -
                                         --------------     -------------      -----------
                                            110,369,770         1,236,589             -

ADD (DEDUCT)-

NET REALIZED GAIN (LOSS) ON ASSETS SOLD
  OR DISTRIBUTED                                 16,460              -                -

UNREALIZED (DEPRECIATION) OF ASSETS                (796)             -                -

ROLLOVER CONTRIBUTIONS                           38,792              -                -

DEPOSITS BY PARTICIPANTS                     10,209,405              -                -

CONTRIBUTIONS BY GENERAL DYNAMICS
     CORPORATION                                (31,400)          (13,734)            -

LOAN REPAYMENTS                               8,097,757              -         (17,420,837)

LOANS ISSUED                                 (6,890,467)         (253,228)      10,592,700

TRANSFER BETWEEN INVESTMENT FUNDS            20,266,976        (2,261,596)            -

DISTRIBUTIONS TO WITHDRAWN PARTICIPANTS    (169,941,643)       (5,634,007)      (5,408,284)

PLAN EXPENSES                                  (858,112)          (23,897)            -
                                         --------------     -------------      -----------
     Net increase (decrease)                (28,723,258)       (6,949,873)     (12,236,421)

NET ASSETS AVAILABLE FOR BENEFITS:
     BEGINNING OF YEAR                    1,390,030,685        34,203,213       41,942,932
                                         --------------     -------------      -----------
     END OF YEAR                         $1,361,307,427       $27,253,340      $29,706,511
                                         ==============     =============      ===========


The accompanying notes are an integral part of these financial statements.

                          GENERAL DYNAMICS CORPORATION

                       SAVINGS AND STOCK INVESTMENT PLAN
           STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS
                      FOR THE YEAR ENDED DECEMBER 31, 1993


                                                                                      FUNDS
                                                          --------------------------------------------------------------
                                                                   COMPANY STOCK
                                                          ---------------------------
                                                                              NON-
                                                           PARTICIPANT-   PARTICIPANT-     GOVERNMENT      DIVERSIFIED
                                             TOTAL          DIRECTED        DIRECTED          BONDS          PORTFOLIO
                                         -------------    ------------    -----------     ------------     ------------
INVESTMENT INCOME -
     Dividends                           $   11,200,461   $  2,664,001    $ 1,418,161     $      -         $  7,118,299
     Interest                               128,273,433         39,850         21,214       11,549,129          418,249
                                         --------------   ------------    -----------     ------------     ------------
                                            139,473,894      2,703,851      1,439,375       11,549,129        7,536,548
ADD (DEDUCT)-

NET REALIZED GAIN (LOSS) ON ASSETS
     SOLD OR DISTRIBUTED                     58,960,545     16,622,301      8,848,754          976,965       30,955,487

UNREALIZED APPRECIATION (DEPRECIATION) OF    (1,176,379)     5,170,811      2,752,640       (2,822,877)      (6,332,493)
     ASSETS

NET GAIN FROM SPECIAL DISTRIBUTION           61,228,410     38,573,898     22,654,512            -                -

ROLLOVER CONTRIBUTIONS                          268,253         14,536          -                9,833          101,073

DEPOSITS BY PARTICIPANTS                     48,312,194     23,829,608          -            2,400,830        5,412,697

CONTRIBUTIONS BY GENERAL DYNAMICS            31,912,199         (4,691)    32,209,443           (9,548)         (95,856)
     CORPORATION

LOAN REPAYMENTS                               3,253,909      9,619,030          -            2,028,645        4,065,270

LOANS ISSUED                                       -          (269,065)         -           (2,153,006)      (3,956,009)

TRANSFER BETWEEN INVESTMENT FUNDS                  -       (69,796,128)   (45,936,310)     (12,347,075)      47,358,473

DISTRIBUTIONS TO WITHDRAWN PARTICIPANTS    (469,627,619)   (38,973,389)   (25,620,868)     (50,040,266)     (74,127,643)

PLAN EXPENSES                                (3,966,342)      (210,823)         -             (398,262)      (2,073,904)
                                         --------------   ------------    -----------     ------------     ------------
NET INCREASE (DECREASE)                    (131,360,936)   (12,720,061)    (3,652,454)     (50,805,632)       8,843,643

NET ASSETS AVAILABLE FOR BENEFITS:
     BEGINNING OF YEAR                    2,347,719,078    165,058,436     96,851,873      217,609,187      328,996,320
                                         --------------   ------------    -----------     ------------     ------------
     END OF YEAR                         $2,216,358,142   $152,338,375    $93,199,419     $166,803,555     $337,839,963
                                         ==============   ============    ===========     ============     ============

                                                               FUNDS
                                         -------------------------------------------------
                                                               SPECIAL
                                          FIXED INCOME       DISTRIBUTION         LOAN
                                         --------------     -------------      -----------

INVESTMENT INCOME:
     Dividends                           $         -          $      -         $     -
     Interest                               114,417,883         1,827,108            -
                                         --------------     -------------      -----------
                                            114,417,883         1,827,108            -
ADD (DEDUCT)-

NET REALIZED GAIN (LOSS) ON ASSETS
     SOLD OR DISTRIBUTED                      1,946,511          (389,473)           -

UNREALIZED APPRECIATION (DEPRECIATION) OF       (28,232)           83,772            -
     ASSETS

NET GAIN FROM SPECIAL DISTRIBUTION                 -                 -               -

ROLLOVER CONTRIBUTIONS                          141,770             1,041            -

DEPOSITS BY PARTICIPANTS                     16,669,055                 4            -

CONTRIBUTIONS BY GENERAL DYNAMICS              (110,243)          (76,906)           -
     CORPORATION

LOAN REPAYMENTS                              12,023,808              -         (24,482,844)

LOANS ISSUED                                (11,267,446)         (849,574)      18,495,100

TRANSFER BETWEEN INVESTMENT FUNDS            53,668,575        27,052,465            -

DISTRIBUTIONS TO WITHDRAWN PARTICIPANTS    (254,073,122)      (16,076,200)     (10,716,131)

PLAN EXPENSES                                (1,238,168)          (45,185)           -
                                         --------------     -------------      -----------
NET INCREASE (DECREASE)                     (67,849,609)       11,527,052      (16,703,875)

NET ASSETS AVAILABLE FOR BENEFITS:
     BEGINNING OF YEAR                    1,457,880,294        22,676,161       58,646,807
                                         --------------     -------------      -----------
     END OF YEAR                         $1,390,030,685       $34,203,213      $41,942,932
                                         ==============     =============      ===========



The accompanying notes are an integral part of these financial statements.

                          GENERAL DYNAMICS CORPORATION

                       SAVINGS AND STOCK INVESTMENT PLAN
           STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS
                      FOR THE YEAR ENDED DECEMBER 31, 1992


                                                                                      FUNDS
                                                          --------------------------------------------------------------
                                                                   COMPANY STOCK
                                                          ---------------------------
                                                                              NON-
                                                           PARTICIPANT-   PARTICIPANT-     GOVERNMENT      DIVERSIFIED
                                             TOTAL          DIRECTED        DIRECTED          BONDS          PORTFOLIO
                                         -------------    ------------    -----------     ------------     ------------
INVESTMENT INCOME -
     Dividends                           $   13,867,211   $  4,585,479    $ 1,998,338     $       -        $  7,283,394
     Interest                               150,288,772        111,645         48,740       15,801,423          483,902
                                         --------------   ------------    -----------     ------------     ------------
                                            164,155,983      4,697,124      2,047,078       15,801,423        7,767,296
ADD (DEDUCT)-

NET REALIZED GAIN (LOSS) ON ASSETS
     SOLD OR DISTRIBUTED                    138,956,153     74,510,448     32,471,644        1,170,040       24,472,378

UNREALIZED APPRECIATION (DEPRECIATION)
     OF ASSETS                               60,920,562     45,049,422     19,636,788       (3,588,822)       1,796,803

ROLLOVER CONTRIBUTIONS                        1,025,620         30,460         -               108,248          169,196

DEPOSITS BY PARTICIPANTS                     96,382,961     43,785,006         -             5,674,246       10,479,801

CONTRIBUTIONS BY GENERAL DYNAMICS
     CORPORATION                             62,691,234        (79,674)    63,310,258          (23,592)        (165,016)

LOAN REPAYMENTS                               3,995,027     12,872,208         -             2,654,839        3,085,913

LOANS ISSUED                                     -            (593,578)        -            (5,173,307)      (6,958,388)

TRANSFER BETWEEN INVESTMENT FUNDS                -        (167,131,859)   (67,740,787)      23,541,416       73,378,240

DISTRIBUTIONS TO WITHDRAWN PARTICIPANTS    (440,782,210)   (50,736,351)   (20,858,110)     (45,192,318)     (60,140,616)

PLAN EXPENSES                                (2,845,622)      (296,670)        -              (391,882)        (692,622)
                                         --------------   ------------    -----------     ------------     ------------
NET INCREASE (DECREASE)                      84,499,708    (37,893,464)    28,866,871       (5,419,709)      53,192,985

NET ASSETS AVAILABLE FOR BENEFITS:
     BEGINNING OF YEAR                    2,263,219,370    202,951,900     67,985,002      223,028,896      275,803,335
                                         --------------   ------------    -----------     ------------     ------------
     END OF YEAR                         $2,347,719,078   $165,058,436    $96,851,873     $217,609,187     $328,996,320
                                         ==============   ============    ===========     ============     ============

                                                               FUNDS
                                         -------------------------------------------------
                                                               SPECIAL
                                          FIXED INCOME       DISTRIBUTION         LOAN
                                         --------------     -------------      -----------
INVESTMENT INCOME:
     Dividends                            $         -         $       -         $    -
     Interest                                132,018,064         1,824,998           -
                                          --------------      ------------      -----------
                                             132,018,064         1,824,998
ADD (DEDUCT)-

NET REALIZED GAIN (LOSS) ON ASSETS SOLD
     OR DISTRIBUTED                            6,103,437           228,206           -

UNREALIZED APPRECIATION (DEPRECIATION)
     OF ASSETS                                (1,866,095)         (107,534)          -

ROLLOVER CONTRIBUTIONS                           717,716              -              -

DEPOSITS BY PARTICIPANTS                      36,444,029              (121)          -

CONTRIBUTIONS BY GENERAL DYNAMICS
     CORPORATION                                (269,771)          (80,971)          -

LOAN REPAYMENTS                               13,360,384              -         (27,978,317)

LOANS ISSUED                                 (23,933,025)         (887,002)      37,545,300

TRANSFER BETWEEN INVESTMENT FUNDS             99,087,457        38,865,533           -

DISTRIBUTIONS TO WITHDRAWN PARTICIPANTS     (238,485,893)      (17,139,579)      (8,229,343)

PLAN EXPENSES                                 (1,437,079)          (27,369)          -
                                          --------------      ------------      -----------
NET INCREASE (DECREASE)                       21,739,224        22,676,161        1,337,640

NET ASSETS AVAILABLE FOR BENEFITS:
     BEGINNING OF YEAR                     1,436,141,070            -            57,309,167
                                          --------------      ------------      -----------
     END OF YEAR                          $1,457,880,294       $22,676,161      $58,646,807
                                          ==============      ============      ===========

The accompanying notes are an intregral part of these financial statements.

                                                                      SCHEDULE I


                         GENERAL DYNAMICS CORPORATION
                      SAVINGS AND STOCK INVESTMENT PLANS



                     COMBINED STATEMENT OF INVESTMENTS OF
                              MASTER TRUST FUNDS





                              AT DECEMBER 31, 1994

                                                                      SCHEDULE I
                                                                    PAGE 1 OF 13


                          GENERAL DYNAMICS CORPORATION
                       SAVINGS AND STOCK INVESTMENT PLANS

                               COMPANY STOCK FUND
            COMBINED STATEMENT OF INVESTMENTS OF MASTER TRUST FUNDS
                            AS OF DECEMBER 31, 1994

                                                  NUMBER OF                            QUOTED MARKET
                                                   SHARES               COST               VALUE
                                                 -----------        -------------      --------------
COMPANY STOCK FUND:
     Investment in common stock of
          General Dynamics Corporation              6,373,621        $154,543,157        $277,252,533
                                                 ============        ============        ============

PROPORTIONATE INTEREST                              5,544,967        $131,482,483        $241,206,056
                                                 ============        ============        ============

LOANS RECEIVABLE                                          N/A        $ 30,247,352        $ 30,247,352
                                                                     ============        ============

PROPORTIONATE INTEREST                                    N/A        $ 28,247,637        $ 28,247,637
                                                                     ============        ============

                                                                      SCHEDULE I
                                                                    PAGE 2 OF 13



                         GENERAL DYNAMICS CORPORATION
                      SAVINGS AND STOCK INVESTMENT PLANS

                            GOVERNMENT BONDS FUND
           COMBINED STATEMENT OF INVESTMENTS OF MASTER TRUST FUNDS
                           AS OF DECEMBER 31, 1994

                                                                     NUMBER OF
                                                                     SHARES OR
                                                                     PRINCIPAL                             QUOTED
                                                                       AMOUNT             COST          MARKET VALUE
                                                                   -------------     ------------      --------------
GOVERNMENT BONDS FUND:
     U.S. Treasury Notes
          U.S. Treasury Notes 4.25% due January 31, 1995              9,900,000      $  9,992,039      $  9,892,278
          U.S. Treasury Notes 5.50% due February 15, 1995             6,500,000         6,552,474         6,498,960
          U.S. Treasury Notes 5.125% due March 31, 1996               8,000,000         7,938,438         7,776,240
          U.S. Treasury Notes 7.625% due April 30, 1996              13,000,000        13,026,406        13,022,360
          U.S. Treasury Notes 4.25% due May 15, 1996                 15,000,000        14,645,312        14,376,600
          U.S. Treasury Notes 6.00% due June 30, 1996                 7,000,000         6,849,063         6,849,080
          U.S. Treasury Notes 6.125% due July 31, 1996                5,000,000         4,893,750         4,892,200
          U.S. Treasury Notes 6.25% due August 31, 1996               7,100,000         6,951,344         6,950,261
          U.S. Treasury Notes 7.00% due September 30, 1996            7,100,000         7,031,219         7,029,000
          U.S. Treasury Notes 6.875% due October 31, 1996            14,000,000        13,842,500        13,811,840
          U.S. Treasury Notes 6.50% due November 30, 1996            11,600,000        11,386,125        11,358,952
          U.S. Treasury Notes 6.125% due December 31, 1996            8,600,000         8,383,656         8,362,124
          U.S. Treasury Notes 6.25% due January 31, 1997             11,200,000        10,917,375        10,897,264
          U.S. Treasury Notes 6.75% due February 28, 1997             2,500,000         2,456,836         2,450,775
          U.S. Treasury Notes 6.875% due March 31, 1997               4,800,000         4,725,750         4,712,976
          U.S. Treasury Notes 6.875% due April 30, 1997              11,000,000        11,184,950        10,797,160
          U.S. Treasury Notes 6.75% due May 31, 1997                  5,100,000         4,991,226         4,986,066
          U.S. Treasury Notes 6.375% due June 30, 1997                4,800,000         4,657,500         4,652,256
          U.S. Treasury Notes 5.50% due July 31, 1997                 7,900,000         7,490,805         7,479,088
          U.S. Treasury Notes 5.625% due August 31, 1997              5,100,000         4,843,008         4,837,044
          U.S. Treasury Notes 5.50% due September 30, 1997            2,900,000         2,740,953         2,737,339
          U.S. Treasury Notes 5.75% due October 31, 1997              7,600,000         7,217,625         7,204,572
          U.S. Treasury Notes 6.00% due November 30, 1997             7,100,000         6,777,726         6,770,489
          U.S. Treasury Notes 6.00% due December 31, 1997             5,200,000         4,960,312         4,954,612
          U.S. Treasury Notes 5.625% due January 31, 1998             3,000,000         2,824,453         2,818,110
                                                                                     ------------      ------------
                  Total U.S. Treasury Notes                                           187,280,845       186,117,646
                                                                                     ------------      ------------
     U.S. Treasury Bonds
          U.S. Treasury Bond 4.25% due July 31, 1995                  9,900,000         9,993,973         9,757,638
          U.S. Treasury Bond 7.875% due July 31, 1996                 7,000,000         7,317,187         7,028,420
          U.S. Treasury Bond 7.25% due May 15, 2016                   5,000,000         5,182,551         4,623,450
                                                                                     ------------      ------------
                  Total U.S. Treasury Bonds                                            22,493,711        21,409,508
     Temporary Investments
          The Northern Trust Company
                  Collective Short-Term Investment Fund               8,788,891         8,788,891         8,788,891
                                                                                     ------------      ------------

INCOME RECEIVABLE                                                                       3,805,943         3,805,943
                                                                                     ------------      ------------
TOTAL GOVERNMENT BONDS FUND                                                          $222,369,390      $220,121,988
                                                                                     ============      ============
PROPORTIONATE INTEREST                                                               $135,195,710      $132,638,709
                                                                                     ============      ============

                                                                      SCHEDULE I
                                                                    PAGE 3 OF 13


                         GENERAL DYNAMICS CORPORATION
                      SAVINGS AND STOCK INVESTMENT PLANS

                          DIVERSIFIED PORTFOLIO FUND
           COMBINED STATEMENT OF INVESTMENTS OF MASTER TRUST FUNDS
                           AS OF DECEMBER 31, 1994


                                                                     NUMBER OF
                                                                     SHARES OR
                                                                     PRINCIPAL                             QUOTED
                                                                       AMOUNT             COST          MARKET VALUE
                                                                   -------------     ------------      --------------
COMMON STOCKS:
     Aerospace:
          Allied Signal Incorporated                                     65,900        $1,855,932         $2,240,600
          Coltec Industry Incorporated                                   15,400           286,433            263,725
          Lockheed Martin Corporation                                     1,800            87,125             88,351
          Loral Corporation                                               1,200            46,956             45,450
          McDonnell Douglas Corporation                                   2,700           312,421            383,400
          Raytheon Company                                                5,300           238,218            338,537
          Rockwell International Corporation                              7,600           198,131            271,700
                                                                                     ------------      -------------
                  Total                                                                 3,025,216          3,631,763
                                                                                     ------------      -------------
     Airlines:
          AMR Corporation                                                45,200         2,593,919          2,406,900
          ADR British Airways PLC                                        45,500         2,790,748          2,576,437
          KLM Royal Dutch Airlines                                       18,000           488,931            441,000
          Northwest Airlines Corporation                                 86,900         1,550,671          1,368,675
          Southwest Airlines Company                                     94,700         2,627,694          1,586,225
          UAL Corporation                                                55,050         4,974,560          4,809,994
                                                                                     ------------      -------------
                  Total                                                                15,026,523         13,189,231
                                                                                     ------------      -------------
     Automotive:
          Chrysler Corporation                                          138,200         7,250,410          6,771,800
          Ford Motor Company                                            187,700         5,239,017          5,232,138
          General Motors Corporation                                    150,900         7,190,557          6,356,662
          Modine Manufacturing Company                                   10,200           285,225            293,250
                                                                                     ------------      -------------
                  Total                                                                19,965,209         18,653,850
                                                                                     ------------      -------------
     Building:
          Fluor Corporation                                              12,000           529,440            517,500
          Masco Corporation                                               6,200           165,153            140,275
                                                                                     ------------      -------------
                  Total                                                                   694,593            657,775
                                                                                     ------------      -------------
     Chemicals:
          Avery Dennison Corporation                                     10,000           327,450            355,000
          Dow Chemical Company                                           60,000         4,391,070          4,035,000
          DuPont, (E.I.) DeNemours & Company                            184,800        10,561,522         10,371,900

                                                                      SCHEDULE I
                                                                    PAGE 4 OF 13



                         GENERAL DYNAMICS CORPORATION
                         SAVINGS AND STOCK INVESTMENT

                          DIVERSIFIED PORTFOLIO FUND
              COMBINED STATEMENT OF INVESTMENTS OF MASTER FUNDS
                           AS OF DECEMBER 31, 1994

                                                                     NUMBER OF
                                                                     SHARES OR
                                                                     PRINCIPAL                             QUOTED
                                                                       AMOUNT             COST          MARKET VALUE
                                                                   -------------     ------------      --------------

     Hercules, Incorporated                                               6,400       $   662,174       $    738,400
     Lyondell Petrochemical Company                                      10,000           274,700            258,750
     Monsanto Company                                                    22,400         1,765,727          1,579,200
     Tyco International Unlimited                                         1,500            49,394             71,250
     Union Carbide Corporation                                           22,776           558,356            555,189
                                                                                     ------------      -------------
          Total                                                                        18,590,393         17,964,689
                                                                                     ------------      -------------
Consumer Goods:
     American Brands, Incorporated                                       28,000           958,860          1,050,000
     Archer-Daniels-Midland Company                                      15,000           234,392            309,375
     Avon Products Incorporated                                          33,700         2,058,591          2,013,575
     Black & Decker Corporation                                          15,800           310,463            375,250
     Circus Circus Enterprises Incorporated                               2,800            61,207             64,750
     Coca Cola Company                                                  134,800         6,278,788          6,942,200
     Con Agra Incorporated                                               30,000           929,225            937,500
     CPC International Incorporated                                      33,400         1,607,806          1,778,550
     Crown Cork & Seal Company                                           14,100           505,038            532,275
     General Mills Incorporated                                          15,300           857,907            874,013
     Gillette Company                                                    36,200         2,490,974          2,710,475
     H.J. Heinz Company                                                   2,000            74,405             73,500
     IBP                                                                 25,000           746,485            756,250
     Kellogg Company                                                     24,700         1,355,010          1,435,687
     McDonalds Corporation                                               10,000           296,910            292,500
     Pepsico, Incorporated                                               72,000         2,541,849          2,610,000
     Philip Morris Companies Incorporated                               162,100         9,073,020          9,320,750
     Procter & Gamble Company                                            61,100         3,312,310          3,788,200
     Ralston-Ralston Purina Group                                        15,000           620,625            669,375
     V.F. Corporation                                                    14,700           724,982            714,787
                                                                                     ------------      -------------
          Total                                                                        35,038,847         37,249,012
                                                                                     ------------      -------------
Electronics:
     General Electric Company                                            91,600         4,316,378          4,671,600
     Sybase Incorporated                                                    300            14,100             15,600
     TSL Holdings Incorporated                                              330              -                    10
                                                                                     ------------      -------------
          Total                                                                         4,330,478          4,687,210
                                                                                     ------------      -------------
Energy:
     Amoco Corporation                                                   30,000         1,781,974          1,773,750
     Ashland Incorporated                                                12,000           403,440            414,000

                                                                      SCHEDULE I
                                                                    PAGE 5 OF 13


                         GENERAL DYNAMICS CORPORATION
                      SAVINGS AND STOCK INVESTMENT PLANS

                          DIVERSIFIED PORTFOLIO FUND
              COMBINED STATEMENT OF INVESTMENTS OF MASTER FUNDS
                           AS OF DECEMBER 31, 1994

                                                                     NUMBER OF
                                                                     SHARES OR
                                                                     PRINCIPAL                             QUOTED
                                                                       AMOUNT             COST          MARKET VALUE
                                                                   -------------     ------------      --------------
     Chevron Corporation                                                  2,300      $     96,813       $    102,638
     Enron Corporation                                                   38,100         1,174,015          1,162,050
     Exxon Corporation                                                   80,900         4,913,694          4,914,675
     Freeport McMoran Incorporated                                       28,000           457,375            497,000
     Mobil Corporation                                                   40,900         3,462,789          3,445,825
     Occidental Petroleum Corporation                                    89,000         1,793,361          1,713,250
     Orynx Energy Company                                                37,100           542,434            440,563
     Phillips Petroleum Company                                          20,000           674,900            655,000
     Pittston Services Group                                             11,000           310,070            288,750
     Royal Dutch Petroleum Company                                       14,000         1,345,770          1,508,500
     Schlumberger Limited                                                40,900         2,443,135          2,060,338
     Smith International, Incorporated                                   30,000           521,100            370,320
     Texaco Incorporated                                                 25,300         1,557,717          1,514,837
     Union Tex Tete Holdings Incorporated                                12,000           230,940            249,000
                                                                                     ------------      -------------
          Total                                                                        21,709,527         21,110,496
                                                                                     ------------      -------------
Financial Services and Insurance:
     AFLAC Incorporated                                                  14,000           463,680            448,000
     AMBAC Incorporated                                                  28,300         1,107,653          1,054,175
     American Express Company                                            80,000         2,144,948          2,360,000
     American General Corporation                                        28,000           811,860            791,000
     American International Group,                                        6,400           542,371            627,200
       Incorporated
     Bank America Corporation                                            45,800         2,128,896          1,809,100
     Banker's Trust New York Corporation                                 18,900         1,347,693          1,046,587
     Beneficial Corporation                                               7,000           277,540            273,000
     Central Fidelity Banks, Incorporated                                 1,500            39,551             36,375
     Chase Manhattan Corporation                                         66,000         2,284,020          2,268,750
     CIGNA Corporation                                                   24,000         1,484,880          1,527,000
     Citicorp                                                            80,400         3,167,552          3,326,550
     Corestates Financial Corporation                                     2,700            71,178             70,200
     Dean Witter Discover &  Company                                     54,900         2,099,607          1,859,738
     Federal National Mortgage Association                               98,700         7,304,483          7,192,763
     FHLMC                                                               22,000         1,144,442          1,111,000
     First Bank Systems, Incorporated                                   105,800         3,433,553          3,512,876
     First Commerce Corporation                                           9,300           246,137            204,600

                                                                      SCHEDULE I
                                                                    PAGE 6 OF 13


                         GENERAL DYNAMICS CORPORATION
                      SAVINGS AND STOCK INVESTMENT PLANS

                          DIVERSIFIED PORTFOLIO FUND
              COMBINED STATEMENT OF INVESTMENTS OF MASTER FUNDS
                           AS OF DECEMBER 31, 1994

                                                                     NUMBER OF
                                                                     SHARES OR
                                                                     PRINCIPAL                             QUOTED
                                                                       AMOUNT             COST          MARKET VALUE
                                                                   -------------     ------------      --------------
     First Interstate Bancorp                                            31,000        $2,499,785         $2,096,375
     First Union Corporation                                              9,600           389,136            397,200
     Firstar Corporation                                                 20,700           613,933            556,313
     Fleet Financial Group Incorporated                                  32,400         1,099,276          1,048,950
     Great Western Financial Corporation                                 48,100           861,489            769,600
     Household International Incorporated                                23,000           872,390            853,875
     MBNA Corporation                                                    73,100         1,776,172          1,708,713
     Merrill Lynch & Company                                            181,000         5,848,615          6,470,750
     Morgan Stanley Group Incorporated                                   28,300         1,692,602          1,669,700
     Nationsbank Corporation                                             75,100         3,703,510          3,388,888
     Northern Trust Corporation                                           1,200            44,305             42,000
     Norwest Corporation                                                283,800         6,336,041          6,633,825
     Progressive Corporation                                             56,300         2,305,634          1,970,500
     Providian Corporation                                               17,100           610,804            527,962
     Republic NewYork Corporation                                         2,500           115,467            113,125
     Salomon Incorporated                                                 2,000            74,760             75,000
     Schwab Charles Corporation                                             500            13,761             17,438
     Shawmut National Corporation                                         6,300           116,928            103,162
     St. Paul Companies Incorporated                                     18,000           760,040            805,500
     Travelers Incorporated                                              11,552           445,580            373,996
     UNUM Corporation                                                    31,400         1,391,390          1,185,350
     Washington Mutual Incorporated                                      20,700           381,200            349,313
     Wells Fargo & Company                                               11,000         1,636,945          1,595,000
     Wilmington Trust Corporation                                        23,200           638,714            527,800
                                                                                     ------------      -------------
                  Total                                                                64,328,521         62,799,249
                                                                                     ------------      -------------
Health Care:
     Abbott Laboratories                                                 60,700         1,553,145          1,980,338
     Bausch & Lomb, Incorporated                                         14,000           482,105            474,250
     Baxter International Incorporated                                   55,000         1,535,805          1,553,750
     Becton, Dickinson and Company                                       15,000           739,980            720,000
     Columbia/HCA Healthcare Corporation                                 43,300         1,596,000          1,580,450
     Health Management Associates                                        12,700           300,103            317,500
          Incorporated
     Humana Incorporated                                                 45,800         1,021,896          1,036,225
     Johnson & Johnson                                                   14,000           757,765            766,500

                                                                      SCHEDULE I
                                                                    PAGE 7 OF 13


                         GENERAL DYNAMICS CORPORATION
                      SAVINGS AND STOCK INVESTMENT PLANS

                          DIVERSIFIED PORTFOLIO FUND
              COMBINED STATEMENT OF INVESTMENTS OF MASTER FUNDS
                           AS OF DECEMBER 31, 1994

                                                                     NUMBER OF
                                                                     SHARES OR
                                                                     PRINCIPAL                             QUOTED
                                                                       AMOUNT             COST          MARKET VALUE
                                                                   -------------     ------------      --------------
     Manor Care, Incorporated                                            11,600      $    314,199       $    317,550
     Millipore Corporation                                               14,000           733,152            677,250
     United Healthcare Corporation                                      139,100         4,269,986          6,276,887
     U.S. Healthcare Corporation                                         29,300         1,113,517          1,208,625
                                                                                     ------------      -------------
          Total                                                                        14,417,653         16,909,325
                                                                                     ------------      -------------
Leisure Time & Communications:
     Boyd Gaming Corporation                                             17,400           256,795            187,050
     Capital Cities, ABC, Incorporated                                   20,000         1,440,010          1,705,000
     CBS Incorporated                                                    19,000         1,076,830          1,049,750
     Comcast Corporation                                                 83,350         1,500,090          1,307,510
     Mirage Resorts Incorporated                                         61,550         1,260,413          1,261,775
     Philippine Long Distance Telephone                                   4,000           263,020            220,500
          Company
     Tele-Communications, Incorporated                                   89,400         1,828,708          1,944,450
     VIACOM Incorporated-A                                                6,840           229,656            284,715
     VIACOM Incorporated-B                                               80,424         2,776,674          3,277,277
     VIACOM Incorporated Variable                                       435,200           829,833            489,600
                                                                                     ------------      -------------
          Total                                                                        11,462,029         11,727,627
                                                                                     ------------      -------------
Machinery:
     Caterpillar Incorporated                                            42,000         2,319,186          2,315,250
     Cooper Industries, Incorporated                                     51,700         2,282,560          1,757,800
     Cummins Engine Company                                              10,000           446,200            452,500
     Deere & Company                                                     53,300         3,599,512          3,531,125
     Eaton Corporation                                                   18,000           947,100            891,000
     FGN Astra ABA-F                                                     37,500           738,015            967,950
     ITT Corporation                                                     14,000         1,131,206          1,240,750
                                                                                     ------------      -------------
          Total                                                                        11,463,779         11,156,375
                                                                                     ------------      -------------
Merchandising:
     Best Buy, Incorporated                                              40,600         1,173,733          1,268,750
     Charming Shoppes, Incorporated                                      12,100           105,719             80,162
     Dayton-Hudson Corporation                                           26,000         2,083,120          1,839,500
     Fruit of the Loom-A                                                  7,400           195,685            199,800
     Home Depot Incorporated                                             20,500           865,604            943,000
     Kohls Corporation                                                   36,100         1,762,266          1,434,975
     Limited Incorporated                                               111,400         2,412,879          2,019,125

                                                                      SCHEDULE I
                                                                    PAGE 8 OF 13


                         GENERAL DYNAMICS CORPORATION
                      SAVINGS AND STOCK INVESTMENT PLANS

                          DIVERSIFIED PORTFOLIO FUND
              COMBINED STATEMENT OF INVESTMENTS OF MASTER FUNDS
                           AS OF DECEMBER 31, 1994

                                                                     NUMBER OF
                                                                     SHARES OR
                                                                     PRINCIPAL                             QUOTED
                                                                       AMOUNT             COST          MARKET VALUE
                                                                   -------------     ------------      --------------
     Melville Corporation                                                57,400      $  2,430,507      $   1,772,225
     Sears, Roebuck and Company                                           5,000           246,225            230,000
     TJXCOS Incorporated                                                 60,400         1,156,992            943,750
     Wal-Mart Stores, Incorporated                                       11,700           308,647            248,625
                                                                                     ------------      -------------
          Total                                                                        12,741,377         10,979,912
                                                                                     ------------      -------------
Metals:
     Allegheny Ludlum Corporation                                        20,700           426,511            388,125
     Bethlehem Steel Corporation                                        164,500         3,567,848          2,961,000
     Freeport McMoran Copper & Gold Incorporated                         25,550           523,415            542,937
     Inco Unlimited                                                      32,000           811,424            916,000
     LTV Corporation                                                     63,700         1,153,327          1,051,050
     NUCOR Corportion                                                    20,700         1,392,072          1,146,263
     Phelps Dodge Corporation                                            19,000         1,155,347          1,175,625
     Reynolds Metals Company                                             18,800           914,413            921,200
                                                                                     ------------      -------------
          Total                                                                         9,944,357          9,102,200
                                                                                     ------------      -------------
Miscellaneous:
     Albermarle Corporation                                               8,900           122,854            123,488
     Illinova Corporation                                                 4,100            84,671             89,560
     Northcorp Realty Advisors Incorporated                                 849              -                   531
     Omnicom Group Incorporated                                           3,000           156,999            155,250
     Owens Corning Fiberglass Corporation                                 3,300           136,906            105,187
                                                                                     ------------      -------------
          Total                                                                           501,430            474,016
                                                                                     ------------      -------------
Office Equipment:
     International Business Machines Corporation                         28,400         1,891,778          2,087,400
     Microsoft Corporation                                               11,200           617,247            684,600
     Novell Incorporated                                                 74,900         1,598,728          1,282,663
     Quantum Corporation                                                 48,500           720,603            733,562
                                                                                     ------------      -------------
          Total                                                                         4,828,356          4,788,225
                                                                                     ------------      -------------
Pharmaceuticals:
     Alza Corporation                                                    57,100         1,512,182          1,027,800
     American Home Products Corporation                                  36,200         2,158,938          2,271,550
     Bristol Myers Squibb Company                                        31,000         1,787,480          1,794,125
     Gensia Incorporated                                                  8,500           268,940             36,125
     Marion Merrell Dow Incorporated                                     56,000         1,321,092          1,141,000
     Merck & Company, Incorporated                                       48,200         1,481,835          1,837,625

                                                                      SCHEDULE I
                                                                    PAGE 9 OF 13


                         GENERAL DYNAMICS CORPORATION
                      SAVINGS AND STOCK INVESTMENT PLANS

                          DIVERSIFIED PORTFOLIO FUND
              COMBINED STATEMENT OF INVESTMENTS OF MASTER FUNDS
                           AS OF DECEMBER 31, 1994


                                                                     NUMBER OF
                                                                     SHARES OR
                                                                     PRINCIPAL                            QUOTED
                                                                       AMOUNT             COST         MARKET VALUE
                                                                   -------------     ------------      -------------
     Pfizer Incorporated                                                    500       $    38,265       $     38,625
     Schering-Plough Corporation                                         51,000         3,757,986          3,774,000
     UPJOHN Company                                                      51,000         1,608,630          1,568,250
                                                                                     ------------      -------------
          Total                                                                        13,935,348         13,489,100
                                                                                     ------------      -------------
Printing, Publishing and Paper:
     Donnelley, R.R., & Sons Company                                      8,700           250,248            256,650
     Champion International Corporation                                  13,800           437,796            503,700
     Georgia-Pacific Corporation                                         21,500         1,421,903          1,537,250
     International Paper Company                                         21,600         1,699,789          1,628,100
     Kimberly-Clark Corporation                                          34,000         1,708,330          1,712,750
     Scott Paper Company                                                 17,000         1,078,784          1,175,125
     Westvaco Corporation                                                 9,000           328,332            353,250
                                                                                     ------------      -------------
          Total                                                                         6,925,182          7,166,825
                                                                                     ------------      -------------
Railroads:
     CSX Corporation                                                      3,400           256,767            236,725
     Canadian Pacific Unlimited                                          24,000           418,104            360,000
     Conrail Incorporated                                                36,000         1,906,223          1,818,000
     Southern Pacific Rail Corporation                                   38,700           663,760            701,438
     Union Pacific Corporation                                           29,000         1,623,443          1,315,875
                                                                                     ------------      -------------
          Total                                                                         4,868,297          4,432,038
                                                                                     ------------      -------------
Rubber:
     Cooper Tire & Rubber Company                                        15,500           368,072            366,187
     Goodyear Tire & Rubber Company                                       8,100           308,119            272,363
                                                                                     ------------      -------------
          Total                                                                           676,191            638,550
                                                                                     ------------      -------------
Service Industries:
     Chemical Waste Management Incorporated                              40,100           718,413            375,938
     Federal Express Corporation                                         24,000         1,480,522          1,446,000
     Health Care & Retirement Corporation                                 9,000           232,032            271,125
     Manpower Incorporated                                               11,000           321,360            309,375
     National Services Industries, Incorporated                           6,900           185,595            176,811
     Service Corporation International                                   76,000         1,923,983          2,109,000
     SPS Transactions Services Incorporated                               8,700           242,046            228,375
     Walt Disney Company                                                 63,100         2,688,784          2,902,600
     Wheelabrator Technologies Incorporated                               8,600           129,043            126,850
                                                                                     ------------      -------------
          Total                                                                         7,921,778          7,946,074
                                                                                     ------------      -------------

                                                                      SCHEDULE I
                                                                   PAGE 10 OF 13



                          GENERAL DYNAMICS CORPORATION
                       SAVINGS AND STOCK INVESTMENT PLANS

                          DIVERSIFIED PORTFOLIO FUND
              COMBINED STATEMENT OF INVESTMENTS OF MASTER FUNDS
                           AS OF DECEMBER 31, 1994

                                                                     NUMBER OF
                                                                     SHARES OR
                                                                     PRINCIPAL                             QUOTED
                                                                       AMOUNT             COST          MARKET VALUE
                                                                   -------------     ------------      --------------
Technology:
     Autodesk Incorporated                                               10,500       $   264,588        $   416,063
     Compaq Computer Corporation                                        129,800         4,508,585          5,127,100
     General Signal Corporation                                           5,300           174,005            168,937
     Hewlett-Packard Company                                             15,000         1,155,800          1,498,125
     Intel Corporation                                                  134,700         6,555,267          8,603,962
     Intuit                                                               5,400           193,738            360,450
     Micron Technology, Incorporated                                     13,000           530,738            573,625
     Motorola Incorporated                                               49,400         1,928,050          2,865,200
     Northern Telecom Limited                                            14,600           420,691            487,275
     Oracle Systems Corporation                                           3,200           141,200            141,200
     Premier Industrial Corporation                                       2,700            68,880             63,788
     Silicon Graphics Incorporated                                        2,300            75,582             71,659
     Xerox Corporation                                                    8,000           862,410            792,000
     Xilinx Incorporated                                                  3,700           144,713            219,225
                                                                                     ------------      -------------
          Total                                                                        17,024,247         21,388,609
                                                                                     ------------      -------------
Utilities:
     ADR Telefonos DeMex SA                                              15,200           775,448            623,200
     Airtouch Communication                                              65,300         1,839,574          1,901,863
     Incorporated
     Allegheny Power System Incorporated                                  9,500           195,067            206,625
     American Electric Power Company                                     12,000           396,060            394,500
     Ameritech Corporation                                               50,000         2,032,956          2,018,750
     AT&T Corporation                                                    83,700         4,190,258          4,205,925
     Bell Atlantic Corporation                                           12,000           654,188            597,000
     Bell South Corporation                                              46,100         2,528,848          2,495,162
     Entergy Corporation                                                 46,900         1,158,742          1,025,937
     FPL Group Incorporated                                               4,900           141,314            172,113
     Global Marine Incorporated                                          56,800           235,751            205,900
     GTE Corporation                                                     62,200         2,179,673          1,889,325
     Long Island Lighting Company                                        30,000           476,100            461,250
     MCI Communications Corporation                                      92,600         1,962,927          1,701,525
     Pacific Telesis Group                                               66,000         2,030,713          1,881,000
     Potomac Electric Power Company                                       6,300           121,000            115,763

                                                                      SCHEDULE I
                                                                   PAGE 11 OF 13


                          GENERAL DYNAMICS CORPORATION
                       SAVINGS AND STOCK INVESTMENT PLANS

                          DIVERSIFIED PORTFOLIO FUND
              COMBINED STATEMENT OF INVESTMENTS OF MASTER FUNDS
                           AS OF DECEMBER 31, 1994

                                                                     NUMBER OF
                                                                     SHARES OR
                                                                     PRINCIPAL                             QUOTED
                                                                       AMOUNT             COST          MARKET VALUE
                                                                   -------------     ------------      --------------
     SCE Corporation                                                      4,100      $     55,886       $     59,963
     Sprint Corporation                                                   4,000           130,194            110,500
     Texas Utilities Company                                              3,800           140,285            121,600
     US West                                                             40,400         1,516,229          1,439,250
     Williams Company Incorporated                                       20,000           602,760            502,500
                                                                                     ------------       ------------
                  Total                                                                23,363,973         22,129,651
                                                                                     ------------       ------------
                  Total common stocks                                                $322,783,304       $322,271,802
                                                                                     ============       ============

TEMPORARY INVESTMENTS:
     The Northern Trust Company
          Collective Short-Term Investment Fund
                                                                     16,020,702        16,020,702         16,020,702
     Tandon Computer Purchase Coupon                                      5,248              -                 1,837
                                                                                     ------------       ------------
                  Total Temporary Investments                                        $ 16,020,702       $ 16,022,539
                                                                                     ============       ============

INCOME RECEIVABLE                                                                         768,091            768,090
                                                                                     ------------       ------------
TOTAL DIVERSIFIED PORTFOLIO FUND                                                     $339,572,097       $339,062,431
                                                                                     ============       ============
PROPORTIONATE INTEREST                                                               $287,855,297       $283,357,946
                                                                                     ============       ============

                                                                      SCHEDULE I
                                                                   PAGE 12 OF 13


                          GENERAL DYNAMICS CORPORATION
                       SAVINGS AND STOCK INVESTMENT PLANS

                               FIXED INCOME FUND
            COMBINED STATEMENT OF INVESTMENTS OF MASTER TRUST FUNDS
                            AS OF DECEMBER 31, 1994

                                                                 INTEREST RATE
                                                                      AS OF
                                                                   DECEMBER 31,         MATURITY          CONTRACT
                                                                      1994                DATE             VALUE
                                                                 ---------------        ---------       ------------
INSURANCE CONTRACTS:
     Aetna Life and Casualty Company                                     10.00%            1/3/00     $   84,966,785
     Aetna Life and Casualty Company                                      7.07%              Open        265,839,242
     Metropolitan Life Insurance Company                                  7.60%              Open        269,877,856
     Metropolitan Life Insurance Company                                   VAR.              Open        270,911,042
     The Prudential Insurance Company of America                         10.25%            7/5/95         55,597,953
     The Prudential Insurance Company of America                          9.92%            5/1/98         83,091,023
     The Prudential Insurance Company of America                          9.65%           8/31/00         41,250,835
     The Prudential Insurance Company of America                          9.80%           8/31/00         61,904,532
     The Prudential Insurance Company of America                          7.28%              Open        271,948,614
     The Travelers Insurance Company                                     12.60%            7/1/95        180,605,141
     The Travelers Insurance Company                                      9.65%            2/1/96          2,387,103
     The Travelers Insurance Company                                      8.15%            2/1/97          3,232,952
     The Travelers Insurance Company                                      9.26%            2/1/98          3,005,337
                                                                                                      --------------
                  Total Insurance Contracts                                                            1,594,618,415
                                                                                                      --------------
TEMPORARY INVESTMENTS
     The Northern Trust Company
          Collective Short-Term Investment Fund                                                            4,474,077
                                                                                                      --------------
INCOME RECEIVABLE                                                                                             14,255
                                                                                                      --------------
TOTAL FIXED INCOME FUND                                                                               $1,599,106,747
                                                                                                      ==============
PROPORTIONATE INTEREST                                                                                $1,356,917,217
                                                                                                      ==============

                                                                      SCHEDULE I
                                                                   PAGE 13 OF 13


                          GENERAL DYNAMICS CORPORATION
                       SAVINGS AND STOCK INVESTMENT PLANS

                           SPECIAL DISTRIBUTION FUND
            COMBINED STATEMENT OF INVESTMENTS OF MASTER TRUST FUNDS
                            AS OF DECEMBER 31, 1994

                                                           NUMBER OF SHARES OR                         QUOTED MARKET
                                                             PRINCIPAL AMOUNT            COST              VALUE
                                                           --------------------       -----------      -------------
SPECIAL DISTRIBUTION FUND:
The Northern Trust Company Collective                                37,944,719       $37,944,719        $37,944,719
     Short-Term
Investment Fund
Income Receivable                                                                         177,963            177,963
                                                                                      -----------        -----------
TOTAL SPECIAL DISTRIBUTION FUND                                                       $38,122,682        $38,122,682
                                                                                      ===========        ===========
PROPORTIONATE INTEREST                                                                $27,538,940        $27,538,940
                                                                                      ===========        ===========


                          GENERAL DYNAMICS CORPORATION
                       SAVINGS AND STOCK INVESTMENT PLAN
                         NOTES TO FINANCIAL STATEMENTS

1.   INVESTMENT OPTIONS

          The General Dynamics Corporation Savings and Stock Investment Plan (the "Plan") has eight investment options:

     1) 33-1/3% Government Bonds Fund, 33-1/3% Diversified Portfolio Fund (equity securities of issues other than General Dynamics Corporation) and 33-1/3% Company Stock Fund (General Dynamics Corporation common stock),
     2)   33-1/3% Government Bonds Fund and 66-2/3% Company Stock Fund,
     3)   33-1/3% Government Bonds Fund and 66-2/3% Diversified Portfolio Fund,
     4)   100% Government Bonds Fund,
     5) 33-1/3% Fixed Income Fund (consists primarily of investment contracts with one or more insurance companies which guarantee a minimum rate of return over a specified period) and 66-2/3% Diversified Portfolio Fund,
     6)   33-1/3% Fixed Income Fund and 66-2/3% Company Stock Fund,
     7)   100% Fixed Income Fund or
     8)   100% Company Stock Fund.

          The Plan permits active participants and employed inactive participants to borrow up to 50% of the vested amount in their accounts (as limited by the Plan) and to repay the loan by regular payroll deductions over a period of up to five years.

          General Dynamics Corporation (the "Company") matches $.50 for each $1.00 of participant contributions in all investment options except Option 8. Under investment Option 8, participants receive a higher Company matching
contribution of 100%.   All Company matching contributions are in the form of
Company common stock.   Contributions invested in the Company Stock
Fund must be held in that fund for five years before becoming eligible for transfer to any other fund. Furthermore, post-March 31, 1991 investments of any sort in the Company Stock Fund may not be withdrawn until they have been held in the Plan for at least five plan years.

          Investment fund transfer rules allow all plan members to elect one fund transfer per calendar year. Participants may transfer both their contributions and the Company's contributions invested in any fund to any other investment fund, except as follows:

          -       transfers may not be made from the Fixed Income Fund,
          - funds may not be transferred into and out of the same investment fund during a transfer, and
          - all investments in Company common stock must be held for five plan years before they may be transferred.

Transfers from the Company Stock Fund may only be initiated after January 1, 1993.

          In addition, all investments made in the Company Stock Fund after March 31, 1991 (or such other date as provided by the applicable collective bargaining agreement) must be held for five plan years before they may be withdrawn or borrowed. Also, the amount of any loan made after this date is limited to the vested non-Company Stock Fund investments, pre-April 1, 1991 Company common stock and Company common stock which has been held for five plan years. Loans are first sourced from non-Company Stock Fund investments.

          All Company matching contributions to the Plan after April 1, 1991 are classified as non-participant-directed investments in the financial statements. All participant contributions to the Company Stock Fund are reflected as participant-directed investments. With the exception of the Company Stock Fund, all other investment funds are completely participant directed.

          All plan members become fully vested in all investments purchased with company contributions upon the earlier of completion of five years of continuous service with the Company or death, retirement, layoff, permanent or total disability, discharge withopt fault or involuntary entry into military service.

          The Plan provides that any special distributions payable with respect to Company Stock allocated to participant accounts would be credited to the participants Special Distribution Fund, rather than being automatically reinvested in additional shares of Company Stock. Participants are entitled to transfer amounts credited to their accounts in the Special Distribution Fund to other investment funds. Special distributions include all proceeds received from tenders or sales of Company Stock and other distributions, except regular quarterly dividends which would continue to be invested in Company Stock.
Funds credited to these accounts in the Special Distribution Fund are invested in high quality securities.

          In addition, the Plan was amended to permit participants who have shares of Company Stock allocated to their accounts to direct the trustee with respect to tender of shares pursuant to any Company Stock repurchase program or tender offer. Any proceeds realized from such share repurchase will be treated as a Special Distribution.

          On June 8, 1992, the Company announced an offer to purchase 26,000,000 shares of its common stock, par value $1 per share (including the associated series A Junior Participating Preferred Stock Purchase Rights) at a price not less than $32 11/16 per share nor greater than $37 1/2 per share through a Self-Tender Offer. The Offer became effective June 10, 1992, and expired on July 8, 1992. The Company actually purchased 26,499,782 shares of its common stock at $36 1/8 per share. Plan participants were permitted to participate in this Offer under the terms of the Plan and tendered approximately 6,425,932 shares. Proceeds received by the Plan ($232,136,794) for allocated shares tendered and accepted under the Offer were credited to accounts created in the Special Distribution Fund for participants who directed that such shares be tendered. Participants are permitted to transfer amounts to their credit in the Special Distribution Fund to other funds, including the Company Stock Fund. These transfers are reflected in the Statement of Changes in Net Assets Available for Benefits as transfers between investment funds. During the pendency of the Offer and the succeeding tabulation period, the Plan did not purchase any Company Stock, but held amounts invested in the Company Stock Fund for later investment in Company Stock. Company Stock purchases were resumed on July 30, 1992.

     The number of participants in each investment option was as follows:


                                                                                  PARTICIPATING EMPLOYEES
                                                                       -----------------------------------------
                                                                         AS OF            AS OF           AS OF
  OPTION                                                               12/31/94         12/31/93        12/31/92
                                                                       --------         --------        --------
    (i)   . . . . . . . . . . . . . . . . . . . . . . . .                1,044             1,017            1,367
   (ii)   . . . . . . . . . . . . . . . . . . . . . . . .                  233               220              296
  (iii)   . . . . . . . . . . . . . . . . . . . . . . . .                1,187             1,175            1,407
   (iv)   . . . . . . . . . . . . . . . . . . . . . . . .                1,079             1,083            1,653
    (v)   . . . . . . . . . . . . . . . . . . . . . . . .                3,876             3,727            4,483
   (vi)   . . . . . . . . . . . . . . . . . . . . . . . .                  407               388              490
  (vii)   . . . . . . . . . . . . . . . . . . . . . . . .               11,387            11,365           14,645
 (viii)   . . . . . . . . . . . . . . . . . . . . . . . .                9,283             8,603           10,941


2.   FEDERAL INCOME TAXES

          The Company has received a determination from the Internal Revenue Service that the Plan, including all amendments through June 20, 1994, is a qualified profit sharing plan under Section 401 (a) of the Internal Revenue Code. The trust formed thereunder is exempt from Federal income tax under Section 501 (a). The plan administrator and the plan's tax counsel believe that the Plan is currently designed and being operated in compliance with the applicable requirements of the Internal Revenue Code. Therefore, they believe that the Plan was qualified and the related trust was tax exempt as of the financial statement date.

          Under a qualified profit sharing plan, a member of the Plan is not subject to income tax on contributions made by the Company on the member's behalf, or on dividends, interest or profits from sales of securities credited to the member's account, until the contributions or income credited to the member's account are withdrawn by the member. Secondly, the Trust is not subject to income tax on dividends, interest or profits from sales of securities received by The Northern Trust Company, the trustee of the Plan. Lastly, the Company is entitled to a current deduction for its contributions to the Plan.

          Under the Tax Reform Act of 1986, different tax treatments are accorded undistributed amounts of pre-January 1, 1987 after-tax contributions as opposed to after-tax contributions made thereafter. Distributions made after January 1, 1987, are considered to be allocable, first, to undistributed pre-January 1, 1987 after-tax contributions. Distributions will be nontaxable until amounts equal to those contributions have been recovered. Thereafter, a pro rata portion of each distribution will be considered to be a return of post-January 1, 1987 after-tax contributions, if any.

3.   MASTER TRUST FUNDS

          For investment purposes, the assets of the Plan are combined in Master Trust Funds with the assets of the General Dynamics Corporation Hourly Employees Savings and Stock Investment Plan. The value shown in the accompanying financial statements represents the Plan's proportionate interest in the reported market value of the assets in the Master Trust Funds. Investment income, realized gains or losses and unrealized appreciation or depreciation are allocated monthly to the respective plans based on their proportionate interest in the Master Trust at market value.

4.   NET REALIZED GAIN (LOSS) ON SECURITIES SOLD OR DISTRIBUTED

          The cost of securities sold or distributed is based on average cost. Gains and losses are recognized on Company common stock forfeited by or distributed to participants. The following is a summary of the net realized gain (loss) on disposition of securities for the years ended December 31, 1994, 1993 and 1992:



                                                                                      MASTER  TRUST
                                                          ----------------------------------------------------------------------
                                                                                   NET                            PROPORTIONATE
                  FUND                                          COST            PROCEEDS          GAIN (LOSS)       INTEREST
                  ----                                          ----            --------          -----------       --------

     1994
     Company stock . . . . . . . . . . . . .               $   17,296,134    $   30,235,423      $ 12,939,289      $10,074,141
     Government bonds  .   . . . . . . . . .                  361,461,022       348,033,733       (13,427,289)      (8,081,614)
     Diversified portfolio   . . . . . . . .                  589,775,259       622,664,585        32,889,326       27,553,531
     Fixed income  . . .   . . . . . . . . .                  435,558,202       435,577,387            19,185           16,460
     Special distribution    . . . . . . . .                           --                --                --               --
                                                          --------------------------------------------------------------------
                                                           $1,404,090,617    $1,436,511,128      $ 32,420,511      $29,562,518
                                                          ====================================================================

     1993
     Company stock . . .   . . . . . . . . .               $   31,889,522    $   63,626,462      $ 31,736,940      $25,471,055
     Government bonds  .   . . . . . . . . .                  316,764,926       318,337,717         1,572,791          976,965
     Diversified portfolio   . . . . . . . .                  378,111,420       415,031,520        36,920,100       30,955,487
     Fixed income  . . .   . . . . . . . . .                  200,148,747       202,422,664         2,273,917        1,946,511


                                                                                      MASTER  TRUST
                                                          --------------------------------------------------------------------
     Special distribution    . . . . . . . .                   25,523,438        25,032,891          (490,547)        (389,473)
                                                          --------------------------------------------------------------------
                                                             $952,438,053    $1,024,451,254     $  72,013,201   $   58,960,545
                                                          ====================================================================

     1992
     Company stock . . .   . . . . . . . . .               $  209,440,229    $  333,713,328     $ 124,273,099   $  106,982,092
     Government bonds  .   . . . . . . . . .                  191,809,837       193,741,338         1,931,501        1,170,040
     Diversified portfolio   . . . . . . . .                  385,683,834       415,322,023        29,638,189       24,472,378
     Fixed income  . . .   . . . . . . . . .                1,062,539,917     1,069,640,439         7,100,522        6,103,437
     Special distribution    . . . . . . . .                  214,796,875       215,041,016           244,141          228,206
                                                          --------------------------------------------------------------------
                                                           $2,064,270,692    $2,227,458,144     $ 163,187,452   $  138,956,153
                                                          ====================================================================

5.       NET GAIN FROM SPECIAL DISTRIBUTION

                 During 1993, the Company's Board of Directors declared the following special distributions to its shareholders:


                                            Date of Shareholder   Distribution Per
     Date Declared        Date Payable           Record               Share              Amount
    --------------       --------------     -------------------   ----------------    -----------
      March 18            April 22            April 5                   $10           $50,858,255

      June 2              July 12             June 21                    $9           $43,150,385

      September 15        October 12          September 28               $6           $30,143,548

                 All distributions were deposited into the Special Distribution Fund. Each participant was entitled to a one-time transfer of each distribution to any other fund in the Plan. A portion of these distributions represented a return of capital. The proportionate interest in the gain attributable to the Plan was $61,228,410.

6.       UNREALIZED APPRECIATION (DEPRECIATION)

                 The unrealized appreciation (depreciation) of investments for the years ended December 31, 1994, 1993 and 1992 is as follows:


                                                        UNREALIZED APPRECIATION (DEPRECIATION)
                                                 ---------------------------------------------------

                                                BEGINNING           END OF                 INCREASE
                     FUND                        OF YEAR             YEAR                 (DECREASE)
                     ----                        -------             ----                 ----------

         1994
         Company stock   . . . . . . . . .       $134,538,802      $110,718,988         $(23,819,814)
         Government bonds  . . . . . . . .         (1,748,465)       (2,557,001)            (808,536)
         Diversified portfolio . . . . . .         35,440,555        (4,497,350)         (39,937,905)
         Fixed income  . . . . . . . . . .              3,986             3,190                 (796)
         Special distribution  . . . . . .            (23,762)          (23,762)                  --
                                                 ---------------------------------------------------
                                                 $168,211,116      $103,644,065         $(64,567,051)
                                                 ===================================================

         1993
         Company stock . . . . . . . . . .       $126,615,351      $134,538,802         $  7,923,451
         Government bonds  . . . . . . . .          1,074,412        (1,748,465)          (2,822,877)
         Diversified portfolio   . . . . .         41,773,048        35,440,555           (6,332,493)


                                                     UNREALIZED APPRECIATION (DEPRECIATION)
                                                 ---------------------------------------------------

         Fixed income  . . . . . . . . . .             32,218             3,986              (28,232)
         Special distribution  . . . . . .           (107,534)          (23,762)              83,772
                                                 ---------------------------------------------------
                                                 $169,387,495      $168,211,116         $ (1,176,379)
                                                 ===================================================

         1992
         Company stock   . . . . . . . . .       $ 61,929,141      $126,615,351         $ 64,686,210
         Government bonds  . . . . . . . .          4,663,234         1,074,412           (3,588,822)
         Diversified portfolio . . . . . .         39,976,245        41,773,048            1,796,803
         Fixed income  . . . . . . . . . .          1,898,313            32,218           (1,866,095)
         Special distribution  . . . . . .                 --          (107,534)            (107,534)
                                                 ---------------------------------------------------
                                                 $108,466,933      $169,387,495         $ 60,920,562
                                                 ===================================================

7.       WITHDRAWALS AND FORFEITURES

                 The following is a summary of amounts withdrawn during the years ended December 31, 1994, 1993 and 1992. The amounts forfeited have been reflected as reductions in the Companys contributions on the accompanying statements of changes in net assets available for benefits:


                                                 BALANCE OF          AMOUNT
                                                PARTICIPANTS      DISBURSED ON        AMOUNT
          FUND                                    ACCOUNTS         SETTLEMENT       FORFEITED
          ----                                    --------         ----------       ---------
         1994
         Company stock   . . . . . . . . .       $ 41,735,009      $ 41,548,096     $ 186,913
         Government bonds  . . . . . . . .         25,157,331        25,155,882         1,449
         Diversified portfolio . . . . . .         50,731,563        50,704,404        27,159
         Fixed income  . . . . . . . . . .        169,973,043       169,941,643        31,400
         Special distribution  . . . . . .          5,647,741         5,634,007        13,734
         Loans . . . . . . . . . . . . . .          5,408,284         5,408,284            --
                                                 --------------------------------------------
                                                 $298,652,971      $298,392,316     $ 260,655
                                                 ============================================

         1993
         Company stock   . . . . . . . . .         64,922,493        64,594,257       328,236
         Government bonds  . . . . . . . .         50,049,814        50,040,266         9,548
         Diversified portfolio . . . . . .         74,223,499        74,127,643        95,856
         Fixed income  . . . . . . . . . .        254,183,365       254,073,122       110,243
         Special distribution  . . . . . .         16,153,109        16,076,200        76,909
         Loans . . . . . . . . . . . . . .         10,716,131        10,716,131            --
                                                 --------------------------------------------
                                                 $470,248,411      $469,627,619     $ 620,792
                                                 ============================================

         1992
         Company stock   . . . . . . . . .         72,017,427        71,594,461       422,966
         Government bonds  . . . . . . . .         45,215,910        45,192,318        23,592
         Diversified portfolio . . . . . .         60,305,632        60,140,616       165,016
         Fixed income  . . . . . . . . . .        238,755,617       238,485,893       269,724
         Special distribution  . . . . . .         17,220,430        17,139,579        80,851
         Loans . . . . . . . . . . . . . .          8,229,343         8,229,343            --
                                                 --------------------------------------------
                                                 $441,744,359      $440,782,210     $ 962,149
                                                 ============================================


8.       DEPARTMENT OF LABOR RECONCILIATION

                 In accordance with generally accepted accounting principles, amounts allocated to accounts of participants who have elected to withdraw from the Plan but have not yet been paid as of year end are not reported as liabilities on the Statements of Net Assets Available for Benefits. However, the Department of Labor requires that these amounts be reported as liabilities on Form 5500. At December 31, 1994 and 1993, amounts payable on withdrawals and distributions were $32,332,380 and $44,262,758, respectively. In addition, on the Statements of Changes in Net Assets Available for Benefits for the years ended December 31, 1994, 1993 and 1992, distributions to withdrawn participants would have been $286,461,938, $477,463,028, $439,278,077 instead of $298,392,316, $469,627,619, $440,782,210, respectively, if the December 31 amounts payable on withdrawals and distributions had been included.

                 On the Statement of Changes in Net Assets Available for Benefits, net realized gain on assets sold or distributed and unrealized depreciation of assets are reported in accordance with generally accepted accounting principles. The following restatement is necessary to comply with the Department of Labor's rules which require that realized and unrealized depreciation of plan assets be based on the value of the assets at the beginning of the plan year or at time of purchase during the year. In addition, the Department of Labor's regulations require that both the net realized gain (loss) and the unrealized depreciation on the Plan's investments in various commingled funds be classified as a net investment gain (loss) from common/collective trusts.


                                                                     GENERAL
                                                                    ACCEPTED           DEPARTMENT
                                                                   ACCOUNTING          OF LABOR'S
                                                                   PRINCIPLES         REGULATIONS
                                                                   ------------       ------------
         Net realized gain (loss) on assets sold or distributed    $ 29,562,518       $(15,578,052)

         Unrealized (depreciation) of assets                        (64,567,051)       (18,646,797)

         Net investment (loss) from common/collective trusts                  -           (779,684)
                                                                   ------------       ------------
                                                                   $(35,004,533)      $(35,004,533)
                                                                   ============       ============

9.       PLAN EXPENSES

         Administrative expenses of the Plan are primarily paid by the Plan and may be paid by the Company.

10.      PRIOR YEAR RESTATEMENT

                 Certain items on the 1993 and 1992 financial statements have been reclassified in order to conform with the 1994 presentation.

11.      STOCK SPLIT

                 On March 4, 1994, the Company's Board of Directors authorized a two-for-one stock split effected in the form of a 100% stock dividend to be distributed on April 11, 1994 to shareholders of record on March 21, 1994. All references in the financial statements to number of shares, per share amounts and market prices of the Company's common stock have been restated.

12.      DISCONTINUED OPERATIONS

                 During 1994, the Company completed the sale of its Space Launch Systems business to Martin Marietta Corporation, and the lime and brick operations of its Material Service business to Calcitherm Nederland, NV.

                 During 1993, the Company completed the sale of its Tactical Military Aircraft business to Lockheed Corporation and its Electronic Manufacturing Center to EFW, Inc.

                 During 1992, the Company completed the sales of The Cessna Aircraft Company to Textron, Inc., its Missile Systems business to Hughes Aircraft Company and its Electronics business to The Carlyle Group.

                 Contributions to the Plan were terminated for the participants at these sold-off businesses. Participants may elect to receive total account balance distributions from the Plan at any time. All participants at these sold-off businesses are fully vested in the Plan.

13.      SUBSEQUENT EVENTS

         The American Institute of Certified Public Accountants (AICPA) issued Statement of Position No. 94-4, "Reporting of Investment Contracts Held by Health and Welfare Benefit Plans and Defined Contributions Pension Plans." This new standard requires that investment contracts be reported at fair value at either the quoted market price from reliable third-party evidence or determined by discounting the future cash flows by an appropriate discount rate. This is a significant change from the Company's current policy of recording investment contracts at contract value.

         The Company is required to adopt these new accounting and disclosure rules no later than 1995 and plans to do so effective January 1, 1995. Adoption of this statement is not expected to have a material impact on the plan's results of operations or financial condition.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

         To General Dynamics Corporation:

         We have audited the accompanying statements of net assets available for benefits of the General Dynamics Corporation Savings and Stock Investment Plan as of December 31, 1994 and 1993 and the related statements of changes in net assets available for benefits for the years ended December 31, 1994, 1993 and 1992. These financial statements and the schedule referred to below are the responsibility of the Plan Administrator. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for benefits of the General Dynamics Corporation Savings and Stock Investment Plan as of December 31, 1994 and 1993, and the changes in net assets available for benefits for the years ended December 31, 1994, 1993 and 1992, in conformity with generally accepted accounting principles.

         Our audit was performed for the purpose of forming an opinion on the basic financial statements taken as a whole. The Combined Statement of Investments in Master Trust Funds (Schedule I), is presented for the purpose of additional analysis and is not a required part of the basic financial statements but is supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974. The Supplemental schedules and Fund Information have been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.



                          by /s/ Arthur Andersen LLP
                             -----------------------
                             Arthur Andersen LLP


         Washington, D.C.,
         May 12, 1995